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                                             Filed Pursuant to Rule 424(b)(3)
                                             of the Securities Act of 1933,
                                             as amended
                                             (Registation No. 33-50016)


                      PROSPECTUS SUPPLEMENT


                   THE COOPER COMPANIES, INC.
                4,850,000 SHARES OF COMMON STOCK
                   ($.10 PAR VALUE PER SHARE)


     This Supplement supplements the prospectus, dated November 20, 1992 (the "Prospectus"), relating to up to 4,850,000 shares (the "Shares") of common stock, par value $.10 per share (the "Common Stock"), of The Cooper Companies, Inc., a Delaware corporation (the "Company"), which may be offered for sale by a certain stockholder of the Company (the "Selling Stockholder"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Prospectus.

     The cross reference on the cover page of the Prospectus is hereby supplemented to read in its entirety as follows:

"SEE "SIGNIFICANT INVESTMENT CONSIDERATIONS" FOR A DISCUSSION OF CERTAIN FACTORS, INCLUDING THE COMPANY'S HISTORY OF LOSSES AND ITS CRIMINAL CONVICTION AND SENTENCING IN CONNECTION WITH A HIGH-YIELD BOND "FRONT-RUNNING" SCHEME INVOLVING A FORMER CO-CHAIRMAN OF THE COMPANY AND A PROPOSED SETTLEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ARISING OUT OF SUCH SCHEME AND OTHER MATTERS, THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE COMMON STOCK OFFERED HEREBY."
                        _________________

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS AS SUPPLEMENTED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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          The date of this Supplement is August 1, 1994

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         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     A copy of any or all of the documents incorporated in the Prospectus by reference (other than exhibits unless such exhibits are specifically incorporated by reference in any such document) will be provided without charge to any person, including a beneficial owner, to whom a copy of the Prospectus and this Supplement is delivered, upon written or oral request. Requests for such copies should be addressed to the Secretary of the Company, 1 Bridge Plaza, Fort Lee, New Jersey 07024 (telephone number: (201) 585-5100).

                           THE COMPANY

     The information under "The Company" on page 3 of the Prospectus is supplemented by the following: "The principal executive offices of the Company are located at 1 Bridge Plaza, Fort Lee, New Jersey 07024, and its telephone number is (201) 585-5100."

              SIGNIFICANT INVESTMENT CONSIDERATIONS

     The information under "Significant Investment Considerations
- - - Diversification" and "- Investment Company Act of 1940" on page 4 of the Prospectus is no longer applicable.

HISTORY OF LOSSES AND FINANCIAL CONDITION

     The information under "- History of Losses and Financial
Condition," commencing on page 3 of the Prospectus, is supplemented as follows:

     "The Company has experienced substantial losses from continuing operations in each of the fiscal years ended October 31, 1988 through 1993. During the six months ended April 30, 1994, the Company experienced a net loss of $9,000,000, which resulted in the Company's stockholders' equity moving into a deficit position. A large portion of such $9,000,000 reflects legal fees and other costs related to the Company's criminal trial and SEC action (see "- Indictment and SEC Complaint" in this Supplement). That loss, together with costs associated with the Company's exchange offer and consent solicitation, completed in January 1994, resulted in a decrease of $7,595,000 in the Company's cash, cash equivalents and temporary investments during the first six months of fiscal 1994. In connection with the exchange offer and consent solicitation, the Company (i) issued approximately $22,000,000 aggregate principal amount of 10% Senior Subordinated Secured Notes due 2003 (the "Notes") and paid approximately $4,350,000 in cash in exchange for approximately $30,000,000 aggregate principal amount of its 10-5/8% Convertible Subordinated Reset Debentures due 2005 (the "Debentures"), (ii) amended the indenture governing the Debentures (the "Indenture") to, among other things, (a) eliminate a covenant (with which the Company was not in compliance) requiring the Company to repurchase Debentures and (b) reduce the conversion price at which holders may convert Debentures into Common Stock from $27.45 to $5.00 per share, and (iii) obtained a waiver of any and all Defaults and Events of Default (as such terms are defined in the Indenture) that occurred or may have occurred prior to the expiration of the exchange offer at 5:00 p.m., Eastern Standard Time, on January 6, 1994.

     "The Company currently anticipates that, at least during the remainder of fiscal 1994, it is likely to continue to experience net cash outflows, primarily as a result of continued legal and other costs associated with pending litigation, payments required by the Company's settlement of liabilities relating to breast implants, as discussed under "- Litigation" in this Supplement, penalties imposed upon the Company, as discussed under "-Indictment and SEC Complaint" in this Supplement, and research and
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development costs of CooperVision Pharmaceuticals, Inc.
("CVP"). As a result, the Company needs to raise funds through borrowings or other financings or sales of assets.

     "The Independent Auditors' report on the Company's consolidated financial statements as of and for the fiscal year ended October 31, 1993, contained in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1993 (the
"1993 Annual Report"), contains the following statement:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. During the past three fiscal years, the Company has suffered significant losses and negative cash flows. In addition, as discussed in Note 18 to the financial statements the Company is exposed to contingent liabilities related to a criminal conviction and a Securities and Exchange Commission action. Such losses, negative cash flows, and contingent liabilities raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements and financial statement schedules do not include any adjustments that might result from the outcome of these uncertainties."

     "In light of the foregoing, there is no assurance that the Company will not face severe liquidity problems or that the Company could not be forced in the future to seek protection under the Bankruptcy Code. The Company is currently exploring numerous alternatives for raising cash, including sales and leasebacks, debt financing, factoring and out-licensing rights to Verapamil, outside of North America. (Verapamil, which is presently undergoing Phase III testing with the U.S. Food and Drug Administration, is CVP's compound patented for the treatment of ocular hypertension and other symptoms of glaucoma.) There can be no assurance that the Company will be successful in raising adequate cash through these activities.

     "See Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources & Liquidity" in Part I of the Company's Quarterly Report on Form 10-Q for the fiscal quarter and six months ended April 30, 1994 (the "1994 Second Quarter Report"), which document is incorporated by reference into the Registration Statement of which the Prospectus is a part."

LITIGATION

     The information under "- Litigation," commencing on page 5 of the Prospectus, is supplemented as follows:

     "On September 28, 1993, the Company reached an agreement (the "MEC Agreement") with MEC and BMS which limited the Company's liability for breast implant litigation. Pursuant to the MEC Agreement, MEC agreed, subject to limited exceptions, to take responsibility for substantially all of the breast implant liability, and the Company agreed to pay MEC an aggregate amount of between $12,000,000 and $30,000,000 over ten years, the actual amount to be determined by the Company's net income before taxes in each of the years 1999 through 2003. In October 1993 the Company made an initial payment of $3,000,000 to MEC. See Note 14 for a discussion of the schedule of payments to be made to MEC, and Note 18 for a description of the breast implant liability and the MEC Agreement, of Item 8 "Notes to Consolidated Financial Statements" in the 1993 Annual Report.

     "For information with respect to other litigation, see "-Indictment and SEC Complaint" in this Supplement and Item 3
"Legal Proceedings" in the 1993 Annual Report and Item 1 "Legal
Proceedings in the 1994 Second Quarter Report, Part II, which documents are incorporated by reference into the Registration
Statement of which the Prospectus is a part."
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INDICTMENT AND SEC COMPLAINT

     The information under "- Indictment and SEC Complaint," commencing on page 6 of the Prospectus, is supplemented as follows:

     "On January 13, 1994, the Company was found guilty on six counts of mail fraud and one count of wire fraud in connection with the "front-running" scheme, based upon Gary Singer's conduct, but acquitted of charges of conspiracy and aiding and abetting violations of the Investment Advisors Act of 1940, as amended. Mr. Singer was found guilty on 21 counts. One count against Mr. Singer and the Company was dismissed at trial, and two counts against Mr. Singer relating to forfeiture penalties were resolved by stipulation between the government and Mr. Singer. Mr. Singer, who had been on a leave of absence since May 1992, resigned from all of his positions with the Company on January 20, 1994. The Company was sentenced on July 15, 1994, at which time it was ordered to make restitution to Keystone in the amount of $1,310,166 within 30 days and to pay a non-interest-bearing fine over the next three years in the amount of $1,831,568.

     "On July 15, 1994, the Company announced that it had completed negotiating an agreement with the SEC settling the SEC civil enforcement action in connection with the "front-running" arrangement, the alleged manipulation of the price of the Company's 10-5/8% Convertible Subordinated Reset Debentures due 2005 to avoid an interest-rate reset and other matters, and that the staff of the SEC intends to recommend to the SEC that it approve the settlement. The principal terms of the agreement involve the Company's agreement to permanent injunctions against violations of the antifraud, periodic reporting and certain other provisions of the federal securities laws and from employing any members of the Singer family, the disgorgement of $1,621,474 (consisting of $1,310,166 to Keystone and $311,308 relating to the interest rate reset issue) and the Company's payment of a civil penalty in the amount of $1,150,000. The agreement provides, however, that the amount of disgorgement will be reduced by any restitution paid, and the amount of the penalty will be reduced by the amount of any fine imposed, in the criminal case. As a result of such offsets, the Company will be required to pay a penalty of $311,308 to the SEC upon approval of the settlement agreement.

     "See "- History of Losses and Financial Condition" in this
Supplement for information with respect to the possible effect of such sentence and settlement on the financial condition of the Company."

MANAGEMENT

     The information under "- Management" on page 7 of the Prospectus is supplemented as follows:

     "Gary Singer, who had been on a leave of absence since May
1992, resigned from all of his positions with the Company on January 20, 1994. Steven Singer, an Executive Vice President and
Chief Operating Officer of the Company, has been on a leave of absence since March 29, 1994. He and the Company are negotiating the terms of his termination agreement. Joseph C. Feghali, Steven Singer's father-in-law, will not stand for reelection as a director at the Company's 1994 Annual Meeting of Stockholders to be held on September 13, 1994. See "- Indictment and SEC
Complaint" in this Supplement.  On May 23, 1994, the Company's
Board of Directors promoted A. Thomas Bender, President of the Company's CooperVision subsidiary and previously Senior Vice
President, Operations of the Company, to the positions of Executive Vice President and Acting Chief Operating Officer of the Company, and elected Mr. Bender a director to fill the vacancy created by the resignation from the Board of Robert S.
Weiss, who remains the Company's Senior Vice President, Treasurer and Chief Financial Officer. On July 7, 1994, Allan E. Rubenstein, who had served as Acting Chairman of the Board since April 14,
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1993, was elected Chairman of the Board.  Dr. Rubenstein and directors
Mark A. Filler and Mel Schnell currently comprise the Management Committee of the Board, which oversees the management and direction of the Company's businesses. For information on the Selling Stockholder's designation of certain persons to the Board of Directors of the Company, including Mr. Schnell, see "The
Selling Stockholder" in this Supplement."

                     THE SELLING STOCKHOLDER

     The information under "The Selling Stockholder," commencing on page 5 of the Prospectus, is supplemented as follows:

     "On June 14, 1993, the Company acquired from CLS all of the Company's then outstanding Senior Exchangeable Redeemable Preferred Stock, together with all rights to any dividends or distributions thereon, in exchange (the 'Exchange') for 345 shares of a newly created series of preferred stock of the Company designated Series B Preferred Stock (the 'Series B Preferred Stock'), having a par value of $.10 per share and a liquidation preference of $10,000 per share (an aggregate of $3,450,000). Shares of Series B Preferred Stock are convertible, at the option of CLS, into one share of Common Stock for each $1.00 of liquidation preference of such Series B Preferred Stock (subject to customary antidilution adjustments). The Company has the right to compel conversion of the Series B Preferred Stock at any time after (a) the average of the closing sale prices for the common stock on its principal trading market on the trading days during any period of 90 consecutive calendar days is at least $1.375 and (b) on at least 80% of the trading days during such period the closing sale price is at least $1.375. The Company has entered into a registration rights agreement providing for the registration under the Securities Act of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

     "The Company also entered into a Settlement Agreement, dated June 14, 1993 (the 'Settlement Agreement'), to resolve all disputes with CLS, pursuant to which, among other things, CLS agreed to certain restrictions on its voting and transfer of securities of the Company, and the Company agreed to nominate and use its reasonable best efforts to cause, and CLS agreed to vote all shares of Common Stock owned by it in favor of, the election of a Board of Directors of the Company consisting of eight members, five of whom are to be designated by the Company and three (who are reasonably acceptable to the Company) are to be designated by CLS. Pursuant to such agreement, three members of the Board (Messrs. Donald Press, Steven Rosenberg, Vice President and Chief Financial Officer of CLS, and Mel Schnell, President and a Director of CLS) have been designated by CLS. The number of CLS designees will decline to two if CLS owns less than 5,400,000 shares of Common Stock and to one if CLS owns less than 2,400,000 (but at least 1,000,000) shares of Common Stock (treating as owned for this purpose any shares of Common Stock into which Series B Preferred Stock owned by CLS is convertible), subject to CLS's right to designate additional directors if the term of the agreement is extended under certain circumstances. For a detailed description of the Exchange, the Settlement Agreement and the Series B Preferred Stock, see Notes 8 and 15 of
Item 8 "Notes to Consolidated Financial Statements" in the 1993 Annual Report, which document is incorporated by reference into the Registration Statement of which the Prospectus is a part."

                       MANAGEMENT CHANGES

     The information under "Management Changes," commencing on page 9 of the Prospectus, is no longer applicable. See the Company's Proxy Statement, dated August 12, 1993, relating to the 1993 Annual Meeting of Stockholders, which document is incorporated by reference into the Registration Statement of which the Prospectus is a part, and "Significant Investment Considerations - Management" and "The Selling Stockholder" in this Supplement.
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                             EXPERTS

     The information under "Experts" on page 10 of the Prospectus is supplemented as follows:

     "The consolidated financial statements and schedules of the Company as of October 31, 1993 and October 31, 1992 and for each of the years in the three year period ended October 31, 1993 have been incorporated by reference into the Registration Statement of which the Prospectus is a part in reliance upon the report of KPMG Peat Marwick, independent certified public accountants, incorporated by reference into the Registration Statement of which the Prospectus is a part, and upon the authority of said firm as experts in accounting and auditing.

     "The report of KPMG Peat Marwick covering the October 31, 1993 consolidated financial statements and schedules of the Company contains an explanatory paragraph stating that the Company's significant losses, negative cash flows and, as discussed in Note 18 to the financial statements, exposure to contingent liabilities related to a criminal conviction and SEC action raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements and financial statement schedules do not include any adjustments that might result from the outcome of these uncertainties. See "Significant Investment Considerations - History of Losses and Financial Condition", "- Litigation" and "- Indictment and SEC Complaint" in this Supplement for a further description of these matters."
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